                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  April 25, 2002

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                        $21,732,996.93
                        ---------------
                       ($    0.0001449, per $1,000 original principal amount of Class A-1 Notes)
(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                        $0.00
                        ---------------
                       ($            -, per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                        $289,522.76
                        ---------------
                       ($    0.0000019, per $1,000 original principal amount of Class A-1 Notes)
                        ---------------
(iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                        $ 2,558,375.00
                        ---------------
                       ($    0.0000053, per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (1)  Distributed to Class A-1 Noteholders:
                            $0.00
                        ---------------
                       ($            -, per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

          (2)    Distributed to Class A-2 Noteholders:
                            $0.00
                        ---------------
                       ($            -, per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
          (3)    Balance on Class A-1 Notes:
                            $0.00
                        ---------------
                       ($            -, per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

          (4)    Balance on Class A-2 Notes:
                            $0.00
                        ---------------
                       ($            -, per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(vi)      Payments made under the Cap Agreement on such date:   April 24, 2002
                                                               -----------------
                       (    $0.00     with respect to the Class A-1 Notes,
                        ---------------
                       (    $0.00     with respect to the Class A-2 Notes;
                        ---------------
                        and the total outstanding amount owed to the Cap Provider:
                                                                                  -------------------
(vii)     Pool Balance at the end of the related Collection Period:  $523,584,245.09
                                                                     ----------------
(viii)    After giving effect to distributions on this Distribution Date:
          (a)  (1) Outstanding principal amount of Class A-1 Notes:  $38,584,245.09
                                                                     ----------------
               (2) Pool Factor for the Class A-1 Notes: 0.25722830
                                                        ------------
          (b)  (1) Outstanding principal amount of Class A-2 Notes:  $485,000,000.00
                                                                    -----------------
               (2) Pool Factor for the Class A-2 Notes:  1.00000000
                                                        ------------
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

(ix)      Note Interest Rate for the Notes:
          (a)    In general
                 (1)    Three-Month Libor was
                        1.8000000%  for the period
                        ----------
                 (2)    The Student Loan Rate was:  4.7632225%
                                                    -----------
          (b)    Note Interest Rate for the Class A-1 Notes:  1.9200000% (Based on 3-Month LIBOR)
                                                              ----------
          (c)    Note Interest Rate for the Class A-2 Notes:  2.1100000%  (Based on 3-Month LIBOR)
                                                              -----------

(x)              Amount of Master Servicing Fee for  related Collection Period:    $660,197.20
                                                                                   ------------
                         $ 0.000004401 , per $1,000 original principal amount of Class A-1 Notes.
                        ---------------
                         $ 0.000001361 , per $1,000 original principal amount of Class A-2 Notes.
                        ---------------

(xi)             Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                              ----------
                         $ 0.000000020 , per $1,000 original principal amount of Class A-1 Notes.
                        ---------------
                         $ 0.000000006 , per $1,000 original principal amount of Class A-2 Notes.
                        ---------------

(xii)     (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period: $489,827.89
                                                                                                 -----------
          (b)    Delinquent Contracts                       # Disb.       %        $ Amount           %
                                                            -------       -        --------           -
                 30-60 Days Delinquent                      1,325      2.50%     $ 14,203,357        3.51%
                 61-90 Days Delinquent                        604      1.14%     $  6,315,403        1.56%
                 91-120 Days Delinquent                       504      0.95%     $  4,639,569        1.15%
                 More than 120 Days Delinquent                430      0.81%     $  5,051,961        1.25%
                 Claims Filed Awaiting Payment                181      0.34%     $  1,810,752        0.45%
                                                            -----      ----      ------------        ------
                    TOTAL                                   3,044      5.74%     $ 32,021,042        7.92%
          (c)    Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:     $0.00
                                                                                                -----------
          (d)    Reserve Account Balance                                                    $9,543,051.74
                                                                                          -----------------
                 Draw for this Distribution Date                                                    $0.00
                                                                                          -----------------
                 Realized Loss Draw                                                                 $0.00
                                                                                          -----------------
(xiii)    Amount in the Prefunding Account:  $0.00
                                           -----------
(xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:     $         -
                                                  --------------
(xv)      Amount in the Pre-Funding Account at the end of the Funding period to be distributed:     $0.00
                                                                                          -----------------
(xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date: $119,000.00
                                                                                          -----------------
(xvii)    Amount received from Securities Insurer with respect to the Securities Guaranty
          Insurance Policy:                                                                         -------
(xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
          to the Securities Guaranty Insurance Policy:   $0.00
                                                         -------
(xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:          $60,832.63
                                                                                          -----------------
          The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:             $0.00
                                                                                          -----------------
          The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00
                                                                                          -----------------
          The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                $0.00
                                                                                          -----------------
          and the amount of any Termination Pymt either paid by or made to the Trust on             $0.00
          such Distribution Date:                                                         -----------------
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